UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21998

              OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C.
               (Exact name of registrant as specified in charter)

                                   ----------

                          800 Westchester Avenue, S-618
                            Rye Brook, New York 10573
               (Address of principal executive offices) (Zip code)

                          SEI Investments Distributors
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-888-266-2200

                        DATE OF FISCAL YEAR END: MARCH 31

                    DATE OF REPORTING PERIOD: MARCH 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

Old Mutual Absolute Return Institutional Fund, L.L.C.

Financial Statements

For the year ended March 31, 2009


              Old Mutual Absolute Return Institutional Fund, L.L.C.
                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm ..................     1
Statement of Assets and Liabilities ......................................     2
Statement of Operations ..................................................     3
Statements of Changes in Members' Capital ................................     4
Statement of Cash Flows ..................................................     5
Financial Highlights .....................................................     6
Notes to Financial Statements ............................................     7
Board of Managers and Officers of the Fund (unaudited) ...................    15
Investment Management Agreement Approval (unaudited) .....................    16

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

Certified     Rothstein, Kass & Company, P.C.   Beverly Hills
Public        4 Becker Farm Road                Dallas
Accountants   Roseland, NJ 07068                Denver
              TEL 973.994.6666                  Grand Cayman
              FAX 973.994.0337                  New York
              www.rkco.com                      Roseland
                                                San Francisco
                                                Walnut Creek

(ROTHSTEIN KASS LOGO)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of Old Mutual Absolute Return Institutional Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities of Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Fund") as of March 31, 2009, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in members capital and financial highlights for the year ended March 31, 2008 and the financial highlights for the period October 13, 2006 (commencement of operations) through March 31, 2007 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those statements and the financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Absolute Return Institutional Fund, L.L.C. as of March 31, 2009, the results of its operations, changes in members capital, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in the notes to the financial statements, substantially all of the assets of the Fund are invested through a master-feeder structure in Old Mutual Absolute Return Master Fund, L.L.C. The financial statements of Old Mutual Absolute Return Master Fund, L.L.C. are included with the report of the Fund and should be read with the financial statements of the Fund.


(ROTHSTEIN, KASS & COMPANY, P.C.)

Roseland, New Jersey
May 28, 2009

          An independent firm associated with AGN International Ltd   (AGN LOGO)

             Old Mutual Absolute Return Institutional Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2009

ASSETS
Investment in Old Mutual Absolute
   Return Master Fund, L.L.C.                 $143,551
Receivable due from Adviser                    427,693
Receivable from Investments sold                 1,275
Prepaid insurance fees                             321
Cash                                                50
                                              --------
   TOTAL ASSETS                                572,890
                                              --------
LIABILITIES
Payable to Adviser                             363,191
Professional fees payable                       50,391
Management fee payable                           3,581
Board of Managers' fees payable                  1,875
Redemption payable                               1,275
Administration fees payable                        841
Member Services fee payable                        182
Other accrued expenses                             875
                                              --------
   TOTAL LIABILITIES                           422,211
                                              --------
   NET ASSETS                                 $150,679
                                              ========
MEMBERS' CAPITAL
Net capital                                   $147,497
Accumulated net investment loss                 (6,704)
Accumulated net realized gain
   allocated from Master Fund                   16,699
Net unrealized appreciation/depreciation on
   investments allocated from Master Fund       (6,813)
                                              --------
   TOTAL MEMBERS' CAPITAL                     $150,679
                                              ========
   NET ASSET VALUE PER UNIT
      (BASED ON 1,492 UNITS ISSUED AND
      OUTSTANDING)                            $ 101.00
                                              ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                             Statement of Operations
                        For the year ended March 31, 2009

INVESTMENT INCOME ALLOCATED FROM OLD MUTUAL
   ABSOLUTE RETURN MASTER FUND, L.L.C.:
      Interest                                       $     557
                                                     ---------
EXPENSES ALLOCATED FROM OLD MUTUAL
   ABSOLUTE RETURN MASTER FUND, L.L.C.:
      Professional fees                                  1,143
      Insurance fees                                       146
      Due diligence fees                                   135
      Board of Managers' fees                               79
      Administration fee                                    56
      Filing fees                                           26
      Custody fee                                           16
      Other expenses                                        51
                                                     ---------
         Total Expenses allocated from Old Mutual
            Absolute Return Master Fund, L.L.C.:         1,652
                                                     ---------
FUND EXPENSES:
      Professional fees                                 91,534
      Registration fees                                 21,531
      Board of Managers' fees                            7,500
      Insurance fees                                     3,536
      Management fee                                     2,057
      Administration fee                                 1,635
      Custody fee                                        1,500
      Member Services fee                                  836
      Filing fees                                          134
      Other expenses                                    28,464
                                                     ---------
         Total Fund Expenses                           158,727
      Total expenses before reimbursement              160,379
                                                     ---------
      Fund expenses reimbursed                        (156,213)
                                                     ---------
         Total Net Expenses                              4,166
                                                     ---------
NET INVESTMENT LOSS                                     (3,609)
                                                     ---------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS ALLOCATED FROM MASTER FUND
Net realized gain on investments                         9,679
Net change in unrealized appreciation/depreciation
   on investments                                      (11,781)
                                                     ---------
NET LOSS ON INVESTMENTS                                 (2,102)
                                                     ---------
NET DECREASE IN MEMBERS' CAPITAL DERIVED
   FROM INVESTMENT ACTIVITIES                        $  (5,711)
                                                     =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Statements of Changes in Members' Capital

                                                         For the year     For the year
                                                             ended            ended
                                                        March 31, 2009   March 31, 2008
                                                        --------------   --------------
FROM INVESTMENT ACTIVITIES:
   Net investment loss*                                    $ (3,609)        $ (3,095)
   Net realized gain on investments                           9,679            7,020
   Net change in unrealized appreciation/depreciation
      on investments                                        (11,781)           4,968
                                                           --------         --------
      Net Increase (decrease) in Members' Capital
         derived from investment activities                  (5,711)           8,893
                                                           --------         --------
MEMBERS' CAPITAL TRANSACTIONS :
   Proceeds from sales of Interests                              --          100,000
   Redemptions of Interests                                 (52,503)              --
                                                           --------         --------
         Total Members' Capital Transactions                (52,503)         100,000
                                                           --------         --------
NET INCREASE (DECREASE) IN MEMBERS' CAPITAL:                (58,214)         108,893
Members' Capital at Beginning of Year                       208,893          100,000
                                                           --------         --------
Members' Capital at End of Year                            $150,679         $208,893
                                                           ========         ========
ACCUMULATED NET INVESTMENT LOSS                            $ (6,704)        $ (3,095)
                                                           ========         ========

*    Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                             Statement of Cash Flows
                        For the year ended March 31, 2009

CASH FLOWS FROM BY OPERATING ACTIVITIES
Net decrease in Members' Capital derived from investment activities           $  (5,711)
Adjustments to reconcile net decrease in Members' Capital derived from investment activities to net cash provided by operating activities:
   Purchases of investment in Old Mutual
      Absolute Return Master Fund, L.L.C., at fair value                             --
   Proceeds from sales of investment in Old Mutual
      Absolute Return Master Fund, L.L.C.                                        60,285
   Net realized gain on investments allocated
      from Master Fund                                                           (9,679)
   Net change in unrealized appreciation/depreciation
      on investments allocated from Master Fund                                  11,781
   Net investment loss allocated from Master Fund                                 1,095
   Changes in operating assets and liabilities:
   Increase in prepaid insurance                                                   (321)
   Increase in receivable for investments sold                                   (1,275)
   Increase in receivable due from Adviser                                     (282,973)
   Increase in management fee payable                                             2,057
   Decrease in administration fee payable                                          (577)
   Increase in professional fees payable                                         14,875
   Decrease in Member Services fee payable                                           (5)
   Decrease in Board of Managers' fees payable                                   (1,875)
   Increase in payable due to Adviser                                           363,191
   Decrease in payable to Old Mutual
      Absolute Return Master Fund, L.L.C.                                       (99,020)
   Decrease in other accrued expenses                                              (620)
                                                                              ---------
Net cash provided by operating activities                                        51,228
                                                                              ---------
CASH FLOWS USED IN FINANCING ACTIVITIES
Redemption of Interests, net of change in redemptions payable                   (51,228)
                                                                              ---------
Net cash used in financing activities                                           (51,228)
                                                                              ---------
NET CHANGE IN CASH                                                                   --
Cash, beginning of Year                                                              50
                                                                              ---------
CASH, END OF YEAR                                                             $      50
                                                                              =========
SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
Redemptions payable                                                           $   1,275
                                                                              =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                              Financial Highlights

                                             For the year     For the year    October 13, 2006*
                                                 ended            ended               to
                                            March 31, 2009   March 31, 2008     March 31, 2007
                                            --------------   --------------   -----------------
PER UNIT OPERATING PERFORMANCE (4)
Issuance price                               $100.00
Income (loss) from investment operations:
   Net investment loss                         (0.62)              N/A                N/A
   Net gain on investments                      1.62
                                             -------
Total from investment operations                1.00
Net asset value, end of year                 $101.00
                                             =======
Total Return                                   (3.05)%(5)         5.89%                --%
Net assets, end of period (in 000's)         $   151          $    209           $    100
Ratio to average members' capital:
   Expenses, before waivers and
      reimbursements                           91.39%           142.31%(1)          83.60%(3)
   Expenses, net of waivers and
      reimbursements                            2.55%             2.55%(1)           0.00%(3)
   Net investment loss, before waivers
      and reimbursements                      (91.07)%         (142.06)%          (83.60)%(3)
   Net investment loss, net of waivers
      and reimbursements                       (2.23)%           (2.30)%             0.00%(3)
Portfolio turnover rate (6)                    52.98%(2)         25.01%(2)             --%

*    Date of formation, prior to commencement of operations.

(1) Expenses of Portfolio Funds from the Master Fund are not included in the expense ratio.

(2) Represents portfolio turnover rate of Old Mutual Absolute Return Master Fund, L.L.C.

(3)  Not annualized.

(4) For the period January 1, 2009 through March 31, 2009. See Note 6 for additional information.

(5) Total return listed is for the year ended March 31, 2009, which takes into consideration the Fund's change to unit structure during the year. See Note 6 for additional information.

(6) Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in portfolio funds during the period divided by the average value of investments in portfolio funds held during the period

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2009

1. ORGANIZATION

Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission (SEC), as a non-diversified, closed-end, management investment company, which was formed on October 13, 2006 and commenced operations on April 1, 2007.

Investors who purchase units of limited liability company interests in the Fund ("Units") and are admitted to the Fund by its Board of Managers (the "Board"), will become members of the Fund ("Members").

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and Units are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act").

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Old Mutual Absolute Return Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. The form of investment structure is commonly known as a "master/feeder fund" arrangement.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser (as defined in Note 3.A.) to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Valuation of Investment in Old Mutual Absolute Return Master Fund, L.L.C.

The Fund and the Master Fund adopted Financial Accounting Standards Board Statement ("FASB") of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS No. 157"), effective January 1, 2008. SFAS No. 157 disclosures by the Master Fund are included in Note 2.B. of the Master Fund's financial statements.

The net asset value of the Fund is determined by or at the direction of the Administrator as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Board. The net asset value of the Fund is primarily based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund is primarily based on the fair value of each of its interests in Portfolio Funds. The valuation of Portfolio Funds held by the Master Fund is discussed in the notes to the Master Fund's financial statements. The audited financial statements of the Master Fund are attached, including the schedule of investments, and are an integral part of these financial statements. The percentage of the Master Fund owned by the Fund at March 31, 2009 was 0.9%.

C. Income Taxes

Prior to January 1, 2009, the Fund was treated as a partnership for Federal tax purposes. As of that date, the Fund elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code (the "Tax Transition"). As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. No material changes in the investment program or day-to-day management of the Fund are contemplated in connection with the Fund's tax treatment. Following the Tax Transition, the Fund's tax reporting to Members will be made on IRS Form 1099 instead of Schedule K-1.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

On April 1, 2007, the Fund adopted the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. For the year ended march 31, 2009, management concluded that no accrual relating to FIN 48 was necessary.

D. Distribution Policy

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's or the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions.

E. Cash

The Fund maintains a bank account in Pennsylvania. The Federal insurance on this account insures cash balances up to $250,000.

F. Income and Expense Recognition

The Fund records its proportionate share of the Master Fund's investment income, expenses, realized and unrealized gains and losses. In addition, the Fund incurs and accrues its own expenses

3. RELATED PARTY TRANSACTIONS AND OTHER

A. Related Party Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. OMUSH is also a member of the Fund and the Master Fund. OMUSH did not buy or sell any units during the year ended March 31, 2009 and owns 1,016.45 of the outstanding units at March 31, 2009. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The accompanying Statement of Assets and Liabilities includes a payable to Adviser of $363,191.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly management fee, payable in arrears within 30 business days after month end, at an annualized rate of 1.25% of the Fund's net assets as of the end of each month, after adjustment for any purchases and repurchases of Interests during the month.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH, to act as the distributor for the sale of Units and facilitate and assist in (or arrange for) the provision by Member Service Providers of ongoing Member and account maintenance services ("Member Services") to Members (or their investment advisers, financial planners or other financial representatives that are customers of Member Service Providers).

As compensation for payments made to Member Service Providers and/or for providing ongoing Member servicing activities, the Fund pays the Distributor a monthly fee at an annual rate of 0.50% of the net assets of the Fund (the "Member Servicing Fee"). The Member Servicing Fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee is due and payable in arrears within 30 business days after the end of each month.

The Fund and the Master Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

B. Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefore; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator an annual fee, calculated and assessed monthly in arrears based on the aggregate net assets of the Fund as of the prior month end as follows: 0.13% on the first $100 million in aggregate net assets, 0.11% on the next $200 million in net assets, 0.09% on the next $200 million in net assets, and 0.07% on aggregate net assets in excess of $500 million, subject to increases annually in the minimum annual fee. The fund is subject to a minimum fee of $15,000. The fee is allocated among the Fund and Old Mutual Absolute Return Fund, L.L.C. on a pro rata basis among the funds based on the net assets of each fund.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. The Custodian also serves as the escrow agent with respect to monies received from prospective investors in advance of dates when Interests may be purchased and monies may be transmitted to the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0025% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

4. FUND EXPENSES

In addition to fees paid under the Investment Management Agreement, Distribution Agreement, Administrative Services Agreement and Custodian Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody expenses of the Fund and the Master Fund; escrow expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of the Fund and the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

Expenses of the Fund are paid by the Master Fund, with a corresponding charge to the Fund's capital account.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

4. FUND EXPENSES (CONCLUDED)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.55% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in the excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. As of March 31, 2009, the amount of the carryforward is $427,692 of which includes $83,597, $187,882 and $156,213 from the fiscal years ended March 31, 2007, March 31, 2008 and March 31, 2009, respectively. None of the fees charged to the Fund by the Portfolio Funds will be subject to the Expense Limitation Agreement. In addition the Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand, and is offset against the receivable.

5. BORROWINGS

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2009.

6. CAPITAL ACCOUNTS AND ALLOCATIONS

Prior to the Tax Transition, the Fund maintained a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) were credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage was determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

6. CAPITAL ACCOUNTS AND ALLOCATIONS (CONCLUDED)

On October 16, 2008, the Fund's Board of Managers authorized the unitization of the capital accounts of Members, as of January 1, 2009. A total of 1,492 units of limited liability company interests in the Fund were issued at an initial price of $100 per Unit.

Following the Tax Transition, Units are offered at the Fund's net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

The net asset value of the Fund is computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

7. SUBSCRIPTIONS AND REDEMPTIONS OF UNITS

Generally, the minimum initial investment in the Fund from each investor is $250,000 and the minimum additional investment in the Fund is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. The Fund generally offers Units once a month as of the first business day of each month or more or less frequently in the sole discretion of the Board.

Generally, interests are not redeemable and a Member has no right to require the Fund to redeem its Unit. The Fund will from time to time make offers to repurchase Interests from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Interests four times each year, as of the last day of each calendar quarter.

The Board will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members:
(i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Interests/Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (concluded)

8. INDEMNIFICATIONS

In the normal course of business, the Fund will enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9. SUBSEQUENT EVENTS

Effective April 1, 2009, OMUSH transferred its ownership interest in the Master Fund of approximately $1,111,500 to the Fund in exchange for 11,005 units of the Fund.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
             Board of Managers and Officers of the Fund (unaudited)

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                                                                                         FUND
                            TERM OF                                                    COMPLEX
NAME, AGE, AND            OFFICE* AND                                                  OVERSEEN              OTHER
POSITION WITH              LENGTH OF                 PRINCIPAL OCCUPATION                 BY           DIRECTORSHIPS HELD
THE FUND                  TIME SERVED                DURING PAST 5 YEARS               MANAGER            BY MANAGERS
--------------         ----------------   -----------------------------------------   ---------   ---------------------------
                                                    DISINTERESTED MANAGERS

Gerald Hellerman       Indefinite/Since   Principal, Hellerman Associates                 6       Director, The Mexico Equity
Year of Birth: 1937    February 2007      (financial and corporate consulting),                   and Income Fund, Inc.;
Manager                                   1993 - present; Chief Compliance                        Director, MVC Capital, Inc.
                                          Officer, The Mexico Equity and Income
                                          Fund, Inc., June 2001 - present.

Paul D. Malek          Indefinite/Since   General Counsel, Stonehill Capital              6       None
Year of Birth: 1967    February 2007      Management LLC, April 2009 - present;
Manager                                   General Counsel, Latigo Partners, LP,
                                          February 2006 - March 2009; Associate,
                                          Milbank, Tweed, Hadley & McCloy
                                          LLP, May 2001 - January 2006.

George W. Morriss      Indefinite/Since   Executive Vice President and Chief              6       Trustee/Director, open-end
Year of Birth: 1947    February 2007      Financial Officer, People's Bank                        and closed-end funds in
Manager                                   (financial services company), 1991-2001.                Neuberger Berman Fund
                                                                                                  Complex

                                                      INTERESTED MANAGER

Matthew Appelstein**   Indefinite/Since   Executive Vice President/Head of                6       Director, Old Mutual Global
Year of Birth: 1961    April 2008         Institutional Sales and Marketing, 2009-                Funds plc; Trustee, Old
Manager, President                        present; Senior Vice President of Product               Mutual/Claymore Long-
and Chief Executive                       Strategy and Retirement Solution                        Short Fund; Trustee,
Officer                                   Planning, Old Mutual (US) Holdings                      TS&W/Claymore Tax-
                                          Inc., 2007-2009; Head of Investment                     Advantage Balanced Fund;
                                          Services and Product Development, Old                   Manager, Acadian.
                                          Mutual (US) Holdings, Inc., 2003-2007.

** Mr. Appelstein is a Manager who may be deemed an "interested person" of the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.

                           TERM OF
NAME, AGE, AND           OFFICE* AND
POSITION WITH             LENGTH OF
THE FUND                 TIME SERVED               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------        ----------------   -----------------------------------------------------------
                                                                 OFFICERS

Ross Weissman         Indefinite/Since   Chief Financial Officer, Larch Lane Advisors LLC, 2005 -
Year of Birth: 1970   February 2007      present; Controller and Chief Financial Officer, Larch Lane
Treasurer and Chief                      Advisors LP, 1999 - 2005.
Financial Officer

M. Todd Williams      Indefinite/Since   Chief Compliance Officer and Chief Legal Officer, Larch
Year of Birth: 1972   February 2007      Lane Advisors LLC, 2003 - present; Assistant General
Chief Compliance                         Counsel, Ranger Capital, March 2003 - July 2003; Associate,
Officer                                  Akin Gump Strauss Hauer & Feld, LLP, September 1998 -
                                         February 2003.

              Old Mutual Absolute Return Institutional Fund, L.L.C. Investment Management Agreement Approval (unaudited)

The investment management agreement between Old Mutual Absolute Return Institutional Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Larch Lane Advisors LLC, a Delaware limited liability company (the "Adviser") (the "Investment Management Agreement"), may be continued in effect from year to year subject to approval by: (i) the Fund's Board of Managers (the "Board"); or (ii) the vote of a majority of the outstanding voting securities, as defined by the 1940 Act, of the Fund, provided that, in either event, the continuance must also be approved by a majority of the managers (the "Managers") who are not "interested persons," as defined by the 1940 Act, of the Fund (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Adviser also serves as the investment adviser of Old Mutual Absolute Return Master Fund, L.L.C. (the "Master Fund" and together with the Fund, the "Funds"), into which the Fund invests substantially all of its assets.

At a meeting of the Board held on November 18, 2008, all of the Managers, including all of the Independent Managers, approved the continuance of the Investment Management Agreement for an additional year. In considering whether to renew the Investment Management Agreement, the Board reviewed various materials from counsel and from the Adviser which included: (i) information concerning the services rendered to the Funds by the Adviser and the fees paid by the Fund to the Adviser; (ii) information concerning the individuals responsible for the day-to-day management of the Funds' assets; and (iii) a summary of the legal duties of the Board under the 1940 Act. In particular, the Board considered the following:

(a) THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. The Managers reviewed the services that the Adviser provides to both the Fund and the Master Fund and reviewed various presentations from management in this regard. In connection with the investment advisory services provided to the Funds, the Board discussed, in detail, with representatives of the Adviser the management of the Funds' investments in accordance with the Funds' stated investment objective and policies and the types of transactions that are entered into on behalf of the Funds. The Board noted that, in addition to the investment advisory services provided to the Fund under the Investment Management Agreement, the Adviser also provides certain administrative and other services necessary for the operation of the Fund (including legal and compliance services relating to the provision of investment services). Based on its review of the information provided at the meeting, and the discussions with the representatives of the Adviser and counsel to the Fund at the meeting, the Board concluded that the Fund was receiving the services required from the Adviser under the Investment Management Agreement and that these services were of reasonably high quality.

(b) INVESTMENT PERFORMANCE OF THE FUNDS AND ADVISER. In connection with the evaluation of the services provided by the Adviser, the Board considered the investment performance of the Funds, and compared the performance of the Funds to that of the S&P 500 Index and the HFRI Fund of Funds Index covering periods since the Funds' inception through September 30, 2008. The Board found the Funds' overall returns to be satisfactory.

              Old Mutual Absolute Return Institutional Fund, L.L.C. Investment Management Agreement Approval (unaudited) (concluded)

(c) COST OF THE SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER FROM THE RELATIONSHIP WITH THE FUNDS. The Managers also considered the cost of the services provided by the Adviser. Under the Investment Management Agreement, the Fund pays the Adviser a fee at the annual rate of 1.25% of the Fund's average net assets. The Board considered that under the Master Fund's Investment Management Agreement with the Adviser, the Master Fund would not pay any investment management fee to the Adviser so long as the Adviser serves as the investment adviser to a fund that invests substantially all of its assets in the Master Fund. The Board also considered that the Fund also bears the advisory fees charged by the Portfolio Funds. The Board noted that an expense cap is in place for the Fund and it took into account the impact of the cap on the Adviser. The Managers reviewed information comparing the advisory fee rate and total expense ratio of the Fund to those of comparable registered funds.

The Managers also compared both the services rendered and the fees paid under the Investment Management Agreement to other contracts of the Adviser and to contracts of other advisers with respect to various similar closed-end registered investment companies. In particular, the Board evaluated the Fund's contractual fee rate for advisory services as compared to the contractual fee rate of other publicly offered closed-end funds that are managed by other investment advisers that invest primarily in unregistered funds. The Board found that the Fund's advisory fee rate compared favorably to those of other similar registered funds.

The profitability realized by the Adviser was also considered. The Board relied principally on information from the Adviser relating to the costs and profitability of the Adviser from its relationship with the Funds ("Profitability Analysis"). After reviewing the information contained in the Profitability Analysis, the Board observed the Adviser's lack of profitability from its relationship with the Funds. The Managers considered the fact that the Adviser was absorbing a significant portion of the Funds' expenses as a result of the Fund's expense cap.

(d) THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE. The Board was cognizant of the fact that economies of scale in costs of providing services may be realized when there is a significant increase in a fund's assets. The Independent Managers concluded, however, that the Fund had not begun to reach an appropriate size to support fee reductions based on economies of scale realized by the Adviser in providing services to the Funds.

CONCLUSION. Based on all of the foregoing, and such other matters that were deemed relevant, the Board found the Fund's level of advisory fees to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Managers who were present at the November 18, 2008 meeting, including all of the Independent Managers, approved the continuance of the Investment Management Agreement for an additional year.

Old Mutual Absolute Return Master Fund, L.L.C.

Financial Statements

For the year ended March 31, 2009

                 Old Mutual Absolute Return Master Fund, L.L.C.
                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm ...................    1
Schedule of Investments ...................................................    2
Statement of Assets and Liabilities .......................................    4
Statement of Operations ...................................................    5
Statements of Changes in Members' Capital .................................    6
Statement of Cash Flows ...................................................    7
Financial Highlights ......................................................    8
Notes to Financial Statements .............................................    9
Board of Managers and Officers of the Fund (unaudited) ....................   24

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

Certified      Rothstein, Kass & Company, P.C.   Beverly Hills
Public         4 Becker Farm Road                Dallas
Accountants    Roseland, NJ 07068                Denver
               TEL 973.994.6666                  Grand Cayman
               FAX 973.994.0337                  New York
               www.rkco.com                      Roseland
                                                 San Francisco
                                                 Walnut Creek

(ROTHSTEIN KASS LOGO)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of Old Mutual Absolute Return Master Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Old Mutual Absolute Return Master Fund, L.L.C. (the "Fund") as of March 31, 2009, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in members capital and financial highlights for the year ended March 31, 2008 and the financial highlights for the period November 1, 2006 (commencement of operations) through March 31, 2007 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those statements and the financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2009, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Absolute Return Master Fund, L.L.C. as of March 31, 2009, the results of its operations, changes in members capital, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.


(ROTHSTEIN, KASS & COMPANY, P.C.)

Roseland, New Jersey
May 28, 2009

           An independent firm associated with AGN International Ltd  (AGN LOGO)

                 Old Mutual Absolute Return Master Fund, L.L.C.
                             Schedule of Investments
                                 March 31, 2009

           INVESTMENT STRATEGIES AS A PERCENTAGE OF TOTAL INVESTMENTS

                                  (PIE CHART)

CTA/Futures/Currency -   14.9%
Equity Long Bias -       10.8%
Equity Market Neutral -  12.9%
Equity Variable Bias -   33.2%
Event Driven -            4.5%
Global Macro -           10.7%
Equity Short Bias -       4.2%
Relative Value -          8.8%

                                                                            % OF
                                                                FAIR      MEMBERS'
PORTFOLIO FUND                                     COST         VALUE     CAPITAL *   LIQUIDITY **
--------------                                  ----------   ----------   ---------   ------------
CTA/FUTURES/CURRENCY:
Nias Futures Fund, Ltd. (Shares: 539.600)       $  539,600   $  535,067      3.35%      Quarterly
Tudor Tensor Fund, Ltd.                          1,472,825    1,421,819      8.91%      Quarterly
                                                ----------   ----------     -----
   TOTAL CTA/FUTURES/CURRENCY                    2,012,425    1,956,886     12.26%
                                                ----------   ----------     -----
EQUITY LONG BIAS:
JANA Partners Qualified, L.P.                      698,000      612,747      3.84%      Quarterly
JANA Piranha Fund, L.P.                            750,000      490,901      3.08%      Quarterly
Renaissance Institutional Equities Fund, LLC       397,497      312,043      1.95%       Monthly
                                                ----------   ----------     -----
   TOTAL EQUITY LONG BIAS                        1,845,497    1,415,691      8.87%
                                                ----------   ----------     -----
EQUITY MARKET NEUTRAL:
Marshall Wace Market Neutral TOPS Fund, L.P.       650,000      562,097      3.52%       Monthly
Two Sigma Spectrum U.S. Fund, L.P.               1,000,000    1,127,865      7.06%      Quarterly
                                                ----------   ----------     -----
   TOTAL EQUITY MARKET NEUTRAL                   1,650,000    1,689,962     10.58%
                                                ----------   ----------     -----

                 Old Mutual Absolute Return Master Fund, L.L.C.
                       Schedule of Investments (concluded)
                                 March 31, 2009

                                                                                 % OF
                                                                     FAIR      MEMBERS'
PORTFOLIO FUND                                         COST         VALUE      CAPITAL *     LIQUIDITY **
--------------                                     -----------   -----------   ---------   ----------------
EQUITY SHORT BIAS:
Galante Partners, L.P.                             $   479,394   $   557,293      3.49%       Quarterly
                                                   -----------   -----------     -----
   TOTAL EQUITY SHORT BIAS                             479,394       557,293      3.49%
                                                   -----------   -----------     -----
EQUITY VARIABLE BIAS:
7x7 Institutional Partners, L.P.                       833,000       929,649      5.82%        Monthly
Brevan Howard Equity Strategies Fund, L.P.             650,000       588,590      3.68%        Monthly
Cedar Hill Capital Partners Onshore, L.P.              122,477       984,887      6.17%       Quarterly
FrontPoint Onshore Financial Services Fund, L.P.       500,000       539,781      3.38%       Quarterly
GEM Realty Securities, L.P. -- Class A                 375,000       366,254      2.30%        Annually
GEM Realty Securities, L.P. -- Class B                 375,000       366,254      2.30%       Quarterly
Longbow Infrastructure, L.P.                           650,000       582,383      3.65%       Quarterly
                                                   -----------   -----------     -----
   TOTAL EQUITY VARIABLE BIAS                        3,505,477     4,357,798     27.30%
                                                   -----------   -----------     -----
EVENT DRIVEN:
GoldenTree Partners, L.P.                              858,000       575,370      3.60%     Quarterly ***
Greywolf Capital Partners II, L.P.                       8,509         8,695      0.05%         ****
                                                   -----------   -----------     -----
   TOTAL EVENT DRIVEN                                  866,509       584,065      3.65%
                                                   -----------   -----------     -----
GLOBAL MACRO:
COMAC Global Macro Fund, Ltd. (Shares: 5,724.467)      782,186       822,402      5.15%        Monthly
Remington Investment Strategies, L.P.                  650,000       579,186      3.63%        Annually
                                                   -----------   -----------     -----
   TOTAL GLOBAL MACRO                                1,432,186     1,401,588      8.78%
                                                   -----------   -----------     -----
RELATIVE VALUE:
D.E. Shaw Composite Fund, LLC                        1,000,000       902,457      5.65%      Quarterly ***
Ellington Mortgage Partners, L.P.                      329,144       255,140      1.60%     Quarterly *****
                                                   -----------   -----------     -----
   TOTAL RELATIVE VALUE                              1,329,144     1,157,597      7.25%
                                                   -----------   -----------     -----
   TOTAL PORTFOLIO FUNDS                           $13,120,632   $13,120,880     82.18%
                                                   ===========   ===========     =====

*    Percentages are based on Members' Capital at March 31, 2009, of
     $15,965,551.

** Liquidity terms shown apply after lock-up provisions. Please see Note 10.L of the Notes to the Financial Statements.

***  Portfolio Fund restricted redemptions.

**** Represents a side pocket balance which will be liquidated upon monetization of assets held in the side pocket.

***** The Fund is in the process of liquidating its portfolio.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                      Statement of Assets and Liabilities
                                 March 31, 2009

ASSETS
Investments in Portfolio Funds, at fair value (cost $13,120,632)     $13,120,880
Cash                                                                   3,637,875
Receivable for investments sold                                          396,293
Fund investments made in advance                                         350,000
Due from Old Mutual Absolute Return Fund, L.L.C.                         110,023
Prepaid insurance fees                                                     1,322
Interest receivable                                                          917
                                                                     -----------
   TOTAL ASSETS                                                       17,617,310
                                                                     -----------
LIABILITIES
Redemption payable                                                     1,460,002
Professional fees payable                                                100,000
Payable to Adviser                                                        88,257
Board of Managers' fees payable                                            1,875
Administration fees payable                                                1,250
Other accrued expenses                                                       375
                                                                     -----------
   TOTAL LIABILITIES                                                   1,651,759
                                                                     -----------
   NET ASSETS                                                        $15,965,551
                                                                     ===========
MEMBERS' CAPITAL
Net capital                                                          $14,827,790
Accumulated net investment loss                                         (527,896)
Accumulated net realized gain on Portfolio Funds                       1,750,902
Net unrealized appreciation/depreciation
   on investments in Portfolio Funds                                     (85,245)
                                                                     -----------
   TOTAL MEMBERS' CAPITAL                                            $15,965,551
                                                                     ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                             Statement of Operations
                        For the year ended March 31, 2009

INVESTMENT INCOME:
   Interest                                                         $    49,652
                                                                    -----------
EXPENSES:
   Professional fees                                                    111,590
   Insurance fees                                                        14,546
   Due diligence fees                                                    14,180
   Board of Managers' fees                                                7,500
   Administration fee                                                     5,257
   Custody fee                                                            1,500
   Filing fees                                                              585
   Other expenses                                                         4,320
                                                                    -----------
      Total expenses                                                    159,478
                                                                    -----------
NET INVESTMENT LOSS                                                    (109,826)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS IN
   PORTFOLIO FUNDS
Net realized gain on investments in Portfolio Funds                   1,137,729
Net change in unrealized appreciation/depreciation on investments
   in Portfolio Funds                                                (1,310,281)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS IN PORTFOLIO
   FUNDS                                                               (172,552)
                                                                    -----------
NET DECREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT
   ACTIVITIES                                                       $  (282,378)
                                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Statements of Changes in Members' Capital

                                                         For the year     For the year
                                                            ended            ended
                                                        March 31, 2009   March 31, 2008
                                                        --------------   --------------
FROM INVESTMENT ACTIVITIES:
   Net investment loss*                                  $  (109,826)     $  (306,895)
   Net realized gain on investments in Portfolio
      Funds                                                1,137,729          618,091
   Net change in unrealized appreciation/depreciation
      on investments in Portfolio Funds                   (1,310,281)         690,424
                                                         -----------      -----------
         Net increase (decrease) in Members' Capital
            derived from investment activities              (282,378)       1,001,620
                                                         -----------      -----------
MEMBERS' CAPITAL TRANSACTIONS:
   Proceeds from sales of Interests                        5,583,753        1,481,395
   Redemptions of Interests                               (2,293,032)        (542,328)
                                                         -----------      -----------
      Total Members' Capital Transactions                  3,290,721          939,067
                                                         -----------      -----------
NET INCREASE IN MEMBERS' CAPITAL:                          3,008,343        1,940,687
Members' Capital at Beginning of Year                     12,957,208       11,016,521
                                                         -----------      -----------
Members' Capital at End of Year                          $15,965,551      $12,957,208
                                                         ===========      ===========
ACCUMULATED NET INVESTMENT LOSS                          $  (527,896)     $  (418,070)
                                                         ===========      ===========

*    Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                             Statement of Cash Flows
                        For the year ended March 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in Members' Capital derived from investment activities       $  (282,378)
Adjustments to reconcile net decrease in Members' Capital derived from investment activities to net cash used in operating activities:
   Purchases of Portfolio Funds, at fair value                             (9,469,611)
   Proceeds from sales of Portfolio Funds                                   6,889,192
   Net realized gain on sale of investments in Portfolio Funds             (1,137,729)
   Net change in unrealized appreciation/depreciation on investments in
      Portfolio Funds                                                       1,310,281
   Changes in operating assets and liabilities:
   Decrease in receivable for Investments sold                                677,300
   Increase in prepaid insurance fees                                          (1,322)
   Decrease in interest receivable                                              3,080
   Decrease in Fund Investments Made in Advance                               900,000
   Increase in due from Old Mutual Absolute Return Fund, L.L.C.              (110,023)
   Decrease in due from Old Mutual Absolute Return Institutional Fund,
      L.L.C.                                                                   99,020
   Decrease in payable to Adviser                                            (100,750)
   Decrease in professional fees payable                                      (58,739)
   Decrease in administration fees payable                                     (2,243)
   Decrease in Board of Managers' fees payable                                 (1,875)
   Decrease in other accrued expenses                                            (750)
                                                                          -----------
Netcash used in operating activities                                       (1,286,547)
                                                                          -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of Interests                                             5,583,753
Redemption of Interests, net of change in redemption payable                 (886,208)
                                                                          -----------
Net cash provided by financing activities                                   4,697,545
                                                                          -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                                   3,410,998
Cash and cash equivalents, beginning of Year                                  226,877
                                                                          -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                    $ 3,637,875
                                                                          ===========
SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Redemption payable                                                        $ 1,460,002
                                                                          ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                              Financial Highlights

                                        For the year     For the year    November 1, 2006*
                                           ended            ended               to
                                       March 31, 2009   March 31, 2008    March 31, 2007
                                       --------------   --------------   -----------------
Total Return                                (1.73)%           8.83%            3.95%(1)
Net assets, end of period (in 000's)      $15,966          $12,957          $11,017
Ratio to average members' capital:
   Expenses (2)                              0.98%            2.86%            2.93%(3)
   Net investment loss                      (0.68)%          (2.56)%          (2.52)%(3)
Portfolio turnover rate (5)                 52.98%           25.01%            2.52%(4)

*    Commencement of operations.

(1)  Total return is for the period indicated and has not been annualized.

(2)  Expenses of Portfolio Funds are not included in the expense ratio.

(3)  Annualized.

(4)  Not annualized.

(5) Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in portfolio funds during the period divided by the average value of investments in portfolio funds held during the period

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2009

1. ORGANIZATION

Old Mutual Absolute Return Master Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission (SEC), as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on November 1, 2006. The Fund is a master fund in a master/feeder structure into which its feeder funds, Old Mutual Absolute Return Fund, L.L.C. (the "Feeder Fund") and Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Institutional Feeder Fund"), (collectively, the "Feeders" or "Members"), invest substantially all of their assets. As of March 31, 2009, the Feeder Fund's investment in the Fund represented 92.1% Members' Capital, the Institutional Feeder Fund's investment in the Fund represented 0.9% of Members' Capital and an affiliate of the Adviser (as defined in Note 3.A.) had an investment in the Fund which represented 7.0% of Members' Capital.

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and interests in the Feeders ("Interests") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act.

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. The Fund invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Valuation of Portfolio Investments at Fair Value and Investment Transactions

In September, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards ("SFAS") No. 157 "Fair Value Measurements", which provides enhanced guidance for using fair value to measure assets and liabilities. The Master Fund adopted SFAS No. 157 on April 1, 2008. SFAS No. 157 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

- Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

- Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

- Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The net asset value of the Fund is determined by or at the discretion of the Administrator as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Fund's Board of Managers (the "Board"). The net asset value of the Fund is primarily based on the fair value of each of its interests in Portfolio Funds. Ordinarily, these values are determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Fund's interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Fund's Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. The following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In its determination of fair value the Board considers subscription and redemption rights, including any restrictions on the redemptions from the Portfolio Funds. Investments in portfolio funds are included in Level 3 of the fair value hierarchy. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription to or redemption from the Portfolio Fund.

Interest income is recorded on an accrual basis and consists of interest earned on cash balances.

As required by SFAS No. 157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 consider several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Fund's investments are measured at March 31, 2009:

                                   Level 1 --
                                 Quoted Prices    Level 2 --
                                   in Active     Significant    Level 3 --
                                  Markets for       Other       Significant
                                   Identical      Observable   Unobservable     Total as of
                                    Assets          Inputs        Inputs      March 31, 2009
                                 -------------   -----------   ------------   --------------
Investments in Portfolio Funds     $       --         $--       $13,120,880     $13,120,880
Cash Equivalents                    3,637,875          --                --       3,637,875
                                   ----------         ---       -----------     -----------
Totals                             $3,637,875         $--       $13,120,880     $16,758,755
                                   ==========         ===       ===========     ===========

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

  Beginning      Realized and                         Ending
Balance as of     unrealized     Net purchase/    Balance as of
April 1, 2008   gains/(losses)       sales       March 31, 2009
-------------   --------------   -------------   --------------
$10,713,013       $(172,552)       $2,580,419      $13,120,880
-----------       ---------        ----------      -----------

Realized and unrealized gains and losses are included in net gain (loss) on investments in the statement of operations. The change in unrealized gains (losses) for the year ended March 31, 2009 for investments still held at March 31, 2009 of ($651,849) is reflected in net change in unrealized appreciation/ depreciation on investments if Portfolio Funds.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. Recent Accounting Pronouncements

In February 2008, the FASB issued FASB Staff Position No. FAS 157-2 (FSP 157-2), EFFECTIVE DATE OF FASB STATEMENT NO. 157. FSP 157-2 deferred the effective date of SFAS No. 157 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis, until fiscal years beginning after November 15, 2008. As a result of FSP 157-2, management will adopt SFAS No. 157 for any nonfinancial assets and nonfinancial liabilities effective April 1, 2009. Management does not believe the adoption of FSP FAS 157-2 will have a material impact on the Fund's financial statements upon adoption.

In October 2008, the FASB issued FSP FAS 157-3, DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE. FSP FAS 157-3 is consistent with the joint press release the FASB issued with the Securities Exchanges Commission on September 30, 2008, which provides general clarification guidance on determining fair value under FASB 157 when markets are inactive. FSP FAS 157-3 specifically addresses the use of judgement in determining whether a transaction in a dislocated market represents fair value, the inclusion of the market participant risk adjustments when an entity significantly adjusts observable market data based on unobservable inputs, and the degree of reliance to be placed on broker quotes or pricing services. FSP FAS 157-3 was effective October 10, 2008 and was adopted prospectively. Management has determined that the adoption of FSP FAS 157-3 did not have a material impact on the Fund's financial statements upon adoption.

D. Income Taxes

Counsel to the Fund rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

On April 1, 2007, the Fund adopted the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. For the year ended march 31, 2009, management concluded that no accrual relating to FIN 48 was necessary.

The aggregate income tax basis of investments was $13,296,693. Net unrealized appreciation on investments for income tax purposes was ($175,813), consisting of $939,456 of gross unrealized appreciation and ($1,115,269) of gross unrealized depreciation.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

E. Distribution Policy

The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

F. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

G. Cash

As of March 31, 2009, cash consists of an investment in a money market fund affiliated with the Administrator (as defined in Note 3).

3. RELATED PARTY TRANSACTIONS AND OTHER

A. Related Party Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. OMUSH is also a member of the Fund. OMUSH did not purchase or sell any Interests during the year ended March 31, 2009 and owns $1,111,465, which is 7.0% of Interests as of March 31, 2009. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand. The accompanying Statement of Assets and Liabilities includes a payable to Adviser of $88,257.

Under the agreement with the Adviser, the Fund does not pay any investment management fee to the Adviser. The fees are paid at the Feeder Fund level. However, under the agreement, in the event the Adviser ceases to serve as the Adviser to each Feeder, the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

The Fund and the Feeder Fund have entered into a Master/Feeder Agreement dated October 13, 2006 and the Fund and the Institutional Feeder Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Feeders will each have the same investment objective and substantially the same investment policies. The Feeders will pursue their investment objectives by investing on an ongoing basis substantially all of their investable assets in the Fund in exchange for limited liability company interests in the Fund. The Master/Feeder Agreements will remain in effect unless terminated by the Fund or the Feeders.

B. Other

Pursuant to an administrative services, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Feeders, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment therefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator a monthly fee calculated and assessed monthly in arrears at an annualized rate of 0.01% of the Fund's net assets, subject to increases annually in the minimum annual fee.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0075% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board of Managers (the "Board") and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

4. FUND EXPENSES

The Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys or accountants engaged on behalf of the Fund; entity-level taxes, audit and tax preparation fees and expenses; administrative expenses and fees of the Fund; custody expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund; fees and travel-related expenses of the Board of the Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the sub-Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

4. FUND EXPENSES (CONCLUDED)

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, brokerage commissions and other fees and expenses incurred by the Portfolio Funds in which the Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

The Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

5. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2009.

6. CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund maintains a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage is determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contributions to the capital of the Fund is made; (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credit to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

7. SUBSCRIPTIONS AND REDEMPTIONS OF INTERESTS

The Board may admit one or more Members generally at the beginning of each month; provided, however, that the Fund may, in the discretion of the Board, admit Members more or less frequently.

No Member or other person holding an Interest or portion thereof shall have the right to require the Fund to repurchase that Interest or portion thereof. The Board, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. However, the Fund shall not offer to repurchase Interests on more than four occasions during any one fiscal year; provided that offers made more than semi-annually in any taxable year shall only be accepted if Members give at least 65 days' notice of their acceptance in any tax year, unless it has consulted with counsel to the Fund and determined that more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider, among other things, the recommendation of the Adviser.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing options contracts, and swap contracts. The Fund's risk of loss in the Portfolio Funds is limited to the value of the Fund's Investment.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. CONCENTRATIONS OF RISK

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. CONCENTRATIONS OF RISK (CONTINUED)

A. Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C. Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D. Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. CONCENTRATIONS OF RISK (CONTINUED)

E. Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G. Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H. Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. CONCENTRATIONS OF RISK (CONTINUED)

I. Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. CONCENTRATIONS OF RISK (CONCLUDED)

L. Liquidity

The Portfolio Funds provide for periodic redemptions, with lock-up provisions ranging from one year to three years from the initial investment. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions expire.

Certain Portfolio Funds may restrict the ability of investors to redeem their interests in the fund, whether temporarily or during a liquidation of the Portfolio Fund, and may seek to amend their liquidity provisions and impose additional restrictions on investor liquidity. Certain Portfolio Funds may permit withdrawals on a date other than as provided under standard liquidity terms subject to the payment of certain additional fees or charges.

M. Credit Risk

The Fund will be exposed to credit risk on Portfolio Funds with whom they trade and will always bear the risk of settlement on default.

N. Interest Rate Risk

A number of the underlying funds that the Fund invests in may be interest rate sensitive, which means that their value and consequently, the New Asset Value of the Fund, may fluctuate as interest rates fluctuate.

11. INVESTMENT TRANSACTIONS

For the year ended March 31, 2009, the Fund made investments in Portfolio Funds in the amount of $9,469,611 and redeemed investments in Portfolio Funds in the amount of $6,889,192.

12. INVESTMENTS

As of March 31, 2009 the Fund had investments in twenty-one Portfolio Funds, none of which are related parties.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

12. INVESTMENTS (CONTINUED)

The Fund limits its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds' Investment Strategies:

CTA/FUTURES/CURRENCY

Commodity Trading Advisor managers will typically have portfolio funds employing this particular strategy purchase and sell local or foreign currency, commodity futures and options or such futures contracts based on supply and demand factors affecting price within each market. Certain Portfolio funds also use commodity-related equities to implement their strategies.

EQUITY LONG BIAS

Equity Long Bias managers will typically have portfolios of long equities as well as some short positions. Unlike variable bias or market neutral, Equity Long Bias managers are expected to average at least 70% net long (gross long positions minus short positions). Leverage may be employed, though likely at a lower amount than market neutral or variable bias strategies. This strategy will show a high degree of correlation to equity markets, as the majority of their profits will stem from their long positions. Short positions will typically be used to hedge though may also be opportunistic in nature.

EQUITY MARKET NEUTRAL

Equity Market Neutral managers will typically have portfolios of long equities and short equities in equal amounts. While this strategy does offer some flexibility, managers in this strategy are expected to keep their net exposure within +/-20%. Leverage will be employed. Short positions can be hedges or profit centers. While an overall fund can be market neutral, managers may take sector exposure (though many do not). This strategy should show little correlation to equity markets, as returns are driven by stock picking, or in the case of quantitatively driven strategies, factors.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

12. INVESTMENTS (CONCLUDED)

Portfolio Funds' Investment Strategies (concluded):

EQUITY SHORT BIAS

Equity Short Bias managers will typically have portfolios of short equities as well as some long positions. Leverage may be employed, though likely at a lower amount than market neutral or variable bias strategies. This strategy will show a low degree of correlation to equity markets, as the majority of their profits are expected to stem from their short positions. Long positions will typically be used to hedge though may also be opportunistic in nature.

EQUITY VARIABLE BIAS

Equity Variable Bias managers will typically have portfolios of long equities and short equities. As per the strategy name, net exposure is variable, ranging from net long to net short to market neutral. Security selection may either be fundamental or quantitative while net exposure can be either bottom up (security specific) or top down (macro driven). Leverage is also variable, with some managers in this strategy using little or no leverage while others may use substantial leverage; typically, leverage will be lower than found in Equity Market Neutral. Short positions can be hedges or profit centers. While the bulk of the portfolio should consist of equities, indices, ETFS, options and futures may also be used. This strategy's correlation to equity markets will vary, with returns are driven by stock picking as well as net positioning.

EVENT DRIVEN

Event Driven managers will typically employ strategies that involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

GLOBAL MACRO

Global macro strategies generally utilize analysis of macroeconomic, geopolitical, and financial conditions to develop views on country, regional or broader economic themes and then seek to capitalize on such views by trading in securities, commodities, interest rates, currencies and other instruments.

RELATIVE VALUE

Relative Value managers typically seek risk-adjusted absolute returns with volatility and correlation lower than the broad equity markets by allocating assets to Advisors that operate primarily in the global relative value sector. Relative value strategies seek to profit from the mispricing of financial instruments, capturing spreads between related securities that deviate from their fair value or historical norms. Directional and market exposure is generally held to a minimum or completely hedged. Strategies that may be utilized in the relative value sector include convertible arbitrage, equity arbitrage and fixed-income arbitrage. Other strategies may be employed as well.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (concluded)

13. SUBSEQUENT EVENTS

Effective April 1, 2009, OMUSH transferred its ownership interest in the Master Fund of approximately $1,111,500 to Old Mutual Absolute Return Institutional Fund, L.L.C. in exchange for 11,005 units of the Fund.

Additionally, a Portfolio Fund constituting 3.6% of Members' capital as of March 31, 2009, has announced that it is imposing a "gate" or a limit on the amount of interests that may be redeemed in a single redemption period.

From April 1, 2009 through May 26, 2009, the Fund received subscriptions in the amount of $692,750.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Board of Managers and Officers of the Fund (unaudited)

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                                                                                        FUND
                            TERM OF                                                    COMPLEX
NAME, AGE, AND            OFFICE* AND                                                  OVERSEEN              OTHER
POSITION WITH              LENGTH OF       PRINCIPAL OCCUPATION                           BY          DIRECTORSHIPS HELD
THE FUND                 TIME SERVED       DURING PAST 5 YEARS                         MANAGER           BY MANAGERS
--------------------   ----------------   -----------------------------------------   ---------   ---------------------------
                                               DISINTERESTED MANAGERS

Gerald Hellerman       Indefinite/Since   Principal, Hellerman Associates                 6       Director, The Mexico Equity
Year of Birth: 1937    October 2006       (financial and corporate consulting),                   and Income Fund, Inc.;
Manager                                   1993 - present; Chief Compliance                        Director, MVC Capital, Inc.
                                          Officer, The Mexico Equity and Income
                                          Fund, Inc., June 2001 - present.

Paul D. Malek          Indefinite/Since   General Counsel, Stonehill Capital              6       None
Year of Birth: 1967    October 2006       Management LLC, April 2009 - present;
Manager                                   General Counsel, Latigo Partners, LP,
                                          February 2006 - March 2009; Associate,
                                          Milbank, Tweed, Hadley & McCloy
                                          LLP, May 2001 - January 2006.

George W. Morriss      Indefinite/Since   Executive Vice President and Chief              6       Trustee/Director, open-end
Year of Birth: 1947    October 2006       Financial Officer, People's Bank                        and closed-end funds in
Manager                                   (financial services company), 1991-2001.                Neuberger Berman Fund
                                                                                                  Complex
                                                INTERESTED MANAGER

Matthew Appelstein**   Indefinite/Since   Executive Vice President/Head of                6       Director, Old Mutual Global
Year of Birth: 1961    April 2008         Institutional Sales and Marketing, 2009-                Funds plc; Trustee, Old
Manager, President                        present; Senior Vice President of Product               Mutual/Claymore Long-
and Chief Executive                       Strategy and Retirement Solution                        Short Fund; Trustee,
Officer                                   Planning, Old Mutual (US) Holdings                      TS&W/Claymore Tax-
                                          Inc., 2007-2009; Head of Investment                     Advantage Balanced Fund;
                                          Services and Product Development, Old                   Manager, Acadian.
                                          Mutual (US) Holdings, Inc., 2003-2007.

** Mr. Appelstein is a Manager who may be deemed an "interested person" of the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.

                            TERM OF
NAME, AGE, AND            OFFICE* AND
POSITION WITH              LENGTH OF
THE FUND                 TIME SERVED                              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------   ----------------   ----------------------------------------------------------------------------------------
                                                     OFFICERS

Ross Weissman          Indefinite/Since   Chief Financial Officer, Larch Lane Advisors LLC, 2005 - present; Controller and Chief
Year of Birth: 1970    October 2006       Financial Officer, Larch Lane Advisors LP, 1999 - 2005.
Treasurer and Chief
Financial Officer

M. Todd Williams       Indefinite/Since   Chief Compliance Officer and Chief Legal Officer, Larch Lane Advisors LLC, 2003 -
Year of Birth: 1972    October 2006       present;   Assistant General Counsel, Ranger Capital, March 2003 - July 2003; Associate,
Chief Compliance                          Akin Gump Strauss Hauer & Feld, LLP, September 1998 - February 2003.
Officer

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2009, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Gerald Hellerman. Mr. Hellerman is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees for services rendered by Anchin, Block & Anchin LLP ("Anchin") to Old Mutual Absolute Return Institutional Fund (the "Fund") for the fiscal year ended March 31, 2008, are as follows:

                                                            2008
                         -------------------------------------------------------------------------
                                                                             All other fees and
                         All fees and services    All fees and services      services to service
                         to the Fund that were    to service affiliates      affiliates that did
                              pre-approved       that were pre-approved   not require pre-approval
                         ---------------------   ----------------------   ------------------------
(a) Audit Fees(1)                $19,000                  N/A                        N/A
(b) Audit-Related Fees           $     0                  N/A                        N/A
(c) Tax Fees                     $ 1,873                  N/A                        N/A
(d) All Other Fees(2)            $     0                  N/A                        N/A

Aggregate fees for services rendered by Rothstein, Kass & Company, P.C. ("Rothstein") to Old Mutual Absolute Return Institutional Fund (the "Fund") for the fiscal year ended March 31, 2009, are as follows:

                                                            2009
                         -------------------------------------------------------------------------
                                                                             All other fees and
                         All fees and services    All fees and services      services to service
                         to the Fund that were    to service affiliates      affiliates that did
                              pre-approved       that were pre-approved   not require pre-approval
                         ---------------------   ----------------------   ------------------------
(a) Audit Fees(1)                $10,000                  N/A                        N/A
(b) Audit-Related Fees           $     0                  N/A                        N/A
(c) Tax Fees                     $10,000                  N/A                        N/A
(d) All Other Fees(2)            $     0                  N/A                        N/A

Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2) Non-audit fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filings.

(e)(1) The registrant's Audit Committee pre-approves the principal accountant's engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

(e)(2) Percentage of fees billed by Anchin applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2008
                     ----
Audit-Related Fees    0%
Tax Fees              0%
All Other Fees        0%


         Percentage of fees billed by Rothstein applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2009
                     ----
Audit-Related Fees    0%
Tax Fees              0%
All Other Fees        0%

(f)      Not applicable.

(g) The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2008, were $0.

         The amount of non-audit fees that were billed by Rothstein for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2009, were $90,000.

(h)      Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following is the Proxy Voting Policies and Procedures of Larch Lane Advisors LLC (the "Adviser") in its entirety:

The Firm provides investment advisory services to private investment funds and managed accounts, and invests the assets of these Funds and accounts in securities issued by private issuers. Through these private issuers the Firm may be delegated the right to vote, on behalf of the Funds and accounts, proxies received from companies, the securities of which are owned by the underlying private issuers in which the Funds and accounts have invested. In addition, from time to time, the private issuers may amend or revise their governing documents or seek investor consents. The Firm has authority to vote proxies relating to such securities on behalf of the Funds and accounts it manages.

The Securities and Exchange Commission (the "SEC") has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The Investment Committee (which may delegate a Proxy Committee for this purpose) is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the "POLICIES"). The investment team is responsible for the actual voting of all proxies in a timely manner, while the Compliance Officer is responsible for monitoring the effectiveness of the Policies. (SEE Section IV, "Procedures for Proxies".)

The Policies attempt to generalize a complex subject. The Firm may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Officer.

I. GENERAL POLICY

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "PROXIES"), in a manner that reasonably furthers the best interests of the Funds managed by the Firm and is consistent with the investment philosophy as set forth in the relevant investment management documents, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:

-    the impact on the value of the securities;

-    the anticipated costs and benefits associated with the proposal;

-    the effect on liquidity; and

-    customary industry and business practices.

II. SPECIFIC POLICIES

A. ROUTINE MATTERS

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the Firm will vote in accordance with the recommendation of the company's management, directors, general partners, managing members or trustees (collectively, the "MANAGEMENT"), as applicable, unless, in the Firm's opinion, such recommendation is not in the best interests of the investing Funds or accounts.

1. GENERAL MATTERS

The Firm will generally vote FOR proposals:

     -    to set time and location of annual meeting;

     -    to change the fiscal year of the company; and

     -    to change the name of a company.

2. BOARD MEMBERS

A. ELECTION OR RE-ELECTION. The Firm will generally vote FOR Management proposals to elect or re-elect Board members.

B. FEES TO BOARD MEMBERS. The Firm will generally vote FOR proposals to increase fees paid to Board members, unless it determines that the compensation exceeds market standards.

3. CAPITAL STRUCTURE

The Firm will generally vote FOR proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the investing Funds or accounts or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

4. APPOINTMENT OF AUDITORS

The Firm will generally vote FOR the approval of auditors and proposals authorizing the Board to fix auditor fees, unless:

     - the Firm has serious concerns about the accountants presented, including their independence, or the audit procedures used; or

     -    the auditors are being changed without explanation.

B. NON-ROUTINE MATTERS

Non-routine matters involve a variety of issues and may be proposed by a company's Management or beneficial owners (I.E., shareholders, members, partners, etc. (collectively, the "OWNERS")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

1. BOARD MEMBERS

A. TERM LIMITS. The Firm will generally vote FOR proposals to require a reasonable retirement age (E.G., 72) for Board members, and will vote on a CASE-BY-CASE basis on proposals to attempt to limit tenure.

B. REPLACEMENT. The Firm will generally vote AGAINST proposals that make it more difficult to replace Board members, including proposals:

     -    to stagger the Board;

     -    to overweight Management representation on the Board;

     - to introduce cumulative voting (cumulative voting allows the Owners to "stack" votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));

     -    to introduce unequal voting rights;

     -    to create supermajority voting; or

     -    to establish pre-emptive rights.

C. LIABILITY AND INDEMNIFICATION. In order to promote accountability, the Firm will generally vote AGAINST proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.

D. OWNERSHIP ISSUES. The Firm will generally vote FOR proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management's interests with the interests of the company's Owners. However, the Firm will generally vote AGAINST proposals for stock options or other compensation that grant an ownership interest for Management IF SUCH PROPOSALS offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

2. COMPENSATION, FEES AND EXPENSES

In general, the Firm will vote AGAINST proposals to increase compensation, fees or expenses to be paid to the company's Owners, unless the Firm determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

In many circumstances, where private investment funds seek to change material terms such as compensation, fee and expense terms, the Firm will examine the investment opportunity anew in light of the proposed new terms, considering the private investment funds returns, portfolio and strategy allocations, alternative investment opportunities and other factors generally considered when making an investment decision. When applying this examination, the Firm may vote for proposals where the circumstances of a particular investment justify the revised compensation, fee and expense terms.

3. VOTING RIGHTS

The Firm will generally vote AGAINST proposals:

     -    to introduce unequal voting or dividend rights among the classes;

     - to change the amendment provisions of a company's charter documents by removing Owner approval requirements;

     - to require supermajority (2/3) approval for votes rather than a simple majority (1/2);

     -    to restrict the Owners' right to act by written consent; or

     - to restrict the Owners' right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members.

The Firm will generally vote FOR proposals that eliminate any of the foregoing rights or requirements.

4. TAKEOVER DEFENSES AND RELATED ACTIONS

The Firm will generally vote AGAINST any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including "poison pills". Examples of "poison pills" include:

     -    large increases in the amount of stock authorized but not issued;

     - blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date _______ without further action by the Owners);

     - compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or "golden parachutes";

     - fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and

     - greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Firm will generally vote FOR proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

     - require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and

     - to opt out of state anti-takeover laws deemed by the Firm to be detrimental.

The Firm will generally vote on a CASE-BY-CASE basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5. REINCORPORATION

The Firm will generally vote FOR a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).

6. DEBT ISSUANCE AND PLEDGING OF ASSETS FOR DEBT

The Firm will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a CASE-BY-CASE basis, taking into consideration relevant factors, including, for example:

     - the potential increase in the company's outstanding interests or shares, if any (E.G., convertible bonds); and

     - the potential increase in the company's capital, if any, over the current outstanding capital.

7. MERGERS OR ACQUISITIONS

The Firm will vote proxies relating to mergers or acquisitions on a CASE-BY-CASE basis, but will generally vote for any proposals that the Firm believes will offer fair value to its clients.

8. TERMINATION OR LIQUIDATION OF THE COMPANY

The Firm will vote proxies relating to the termination or liquidation of a company on a CASE-BY-CASE basis, taking into consideration one or more of the following factors:

     -    terms of liquidation;

     -    past performance of the company; and

     -    strategies employed to save the company.

9. SOCIAL & ENVIRONMENTAL ISSUES AND CORPORATE RESPONSIBILITY

The Firm will vote proxies relating to social and environmental issues on a CASE-BY-CASE basis, but will generally vote for any proposals that will reduce discrimination, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Firm will generally vote AGAINST any proposals that place arbitrary restrictions on the company's ability to invest, market, enter into contractual arrangements or conduct other activities. The Firm will also generally vote AGAINST proposals:

     -    to bar or restrict charitable contributions; or

     -    to limit corporate political activities.

10. ALL OTHER MATTERS

All other decisions regarding proxies will be determined on a CASE-BY-CASE basis taking into account the general policy, as set forth above.

C. ABSTAINING FROM VOTING OR AFFIRMATIVELY NOT VOTING

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Fund or account. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (E.G., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Firm will not abstain from voting or affirmatively decide not to vote a proxy if the Fund or account is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. Furthermore, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

III. CONFLICTS OF INTEREST

At times, conflicts may arise between the interests of the investing Funds or accounts, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If the Firm determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;

B. If the Firm believes it is in the best interest of the investing Funds or accounts to depart from the specific policies provided for herein, the Firm will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the investing Funds or accounts, without taking any action described in D below, provided that such vote would be against the Firm's own interest in the matter (I.E., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

D. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Funds or accounts, as applicable; (c) inform the investors in the investing Funds or the owners of the investing accounts of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the Firm's Compliance Officer and third party Legal Advisors.

IV. PROCEDURES FOR PROXIES

The Investment Committee will be responsible for determining whether each proxy is for a "routine" matter or not, as described above. All proxies identified as "routine" will be voted by the Chief Legal Officer in accordance with the Policies.

Any proxies that are not clearly "routine" will be submitted to the Investment Committee, who/which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned to the Chief Legal Officer for submission to the company. Upon receipt of an executed proxy, the Firm's paralegal will update the investing Funds' or accounts' proxy voting record. The Chief Legal Officer is responsible for the actual voting of all proxies in a timely manner. The Compliance Officer is responsible for monitoring the effectiveness of the Policies.

In the event the Firm determines that the investing Funds or accounts should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The Chief Legal Officer will execute the proxy in accordance with such third party's or committee's decision.

V. RECORD OF PROXY VOTING

The Compliance Officer also will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Compliance Officer will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.

The Firm will maintain a record of each written request from an investor in a Fund or owner of an managed account for proxy voting information and the Firm's written response to any request (oral or written) from an investor in a Fund or owner of an managed account for proxy voting information.

The Compliance Officer will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(A)(1) PORTFOLIO MANAGERS

     The day-to-day management of the Fund's and the Master Fund's portfolio will be the responsibility of the Adviser's Investment Committee, which is led by Mark Jurish, the Adviser's Chief Investment Officer, and also includes Kenneth Stemme and Kevin Mirabile.

MARK JURISH, Chief Investment Officer, founded Larch Lane Advisors L.P., the predecessor entity of the Adviser, in August 1999. He has managed accounts that are managed by the Adviser from their inception. In addition, he is the founder and Chief Executive Officer of the managing entities of private investment vehicles that invest in early-stage hedge funds. Prior to joining the Adviser, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting, and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher & Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young, LLP), an international accounting and consulting firm, where Paloma Partners was one of his main clients. He served as an Independent Trustee of an investment manager's investment grade municipal fund. Previously, he served on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr. Jurish received his B.A. from State University of New York at Albany and his M.B.A. in Finance from New York University.

Mr. Jurish is a member of the Investment Committee.

KENNETH W. STEMME, Director of Research, joined the Adviser in April 2007. Mr. Stemme was previously a Senior Vice President and Director of Hedge Fund Investments at Northern Trust Global Advisors, where he managed approximately $1 billion in assets and chaired the Hedge Fund Investment Committee. Prior to joining Northern Trust in 2003, Mr. Stemme was a Managing Director in the Alternative Investment Group at American Express Asset Management. From 1999 to 2002, Mr. Stemme was Executive Director in the Alternative Investment Group at CIBC Oppenheimer, where he was involved in the creation and management of a registered fund of funds. From 1990 through 1998, Mr. Stemme worked at Harris Associates, last serving as a research associate. Mr. Stemme received his B.A. from Cornell University and his M.B.A. from DePaul University.

Mr. Stemme is a member of the Investment Committee.

KEVIN MIRABILE, Chief Operating Officer, joined the Adviser in May 2008. Immediately prior to joining Larch Lane, Mr. Mirabile was C.O.O. of Orca Asset Management, a registered investment adviser. Mr. Mirabile has over 20 years of business development, regulatory, financing, trading and sales experience with the hedge fund sector dating back to 1983. Mr. Mirabile was previously a principal at Morgan Stanley, President of the Morgan Stanley Trust Company, an Executive V.P. at Daiwa Securities and a Managing Director and Operating Committee Member of Barclays Capital. At Barclays he headed the firm's Collateralized Finance Division from 1998 to 2004, which included Global Futures, Corporate Bond and Treasury Repo and the firms multi asset class Prime Brokerage and electronic execution business. He was also responsible globally for the firm's business development and relationship management with the hedge fund sector. Mr. Mirabile is a C.P.A., a member of the A.I.C.P.A., the International Association of Financial Engineers, the Greenwich Roundtable's Founders Council and is a part-time Adjunct Professor of Finance at Fordham University's Graduate School of Business where he teaches an introductory course on hedge fund investment management. Mr. Mirabile received his B.S. in Accounting from State University of New York at Albany and his M.S. in Banking and Finance from Boston University.

Mr. Mirabile is a member of the Investment Committee.

(A)(2) OTHER FUNDS AND ACCOUNTS MANAGED

     The following table sets forth information about funds and accounts, other than the Fund and the Absolute Return Master Fund, L.L.C., for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2009.

                  REGISTERED INVESTMENT
                    COMPANIES MANAGED        POOLED INVESTMENT      OTHER ACCOUNTS MANAGED
                     BY THE PORTFOLIO     VEHICLES MANAGED BY THE           BY THE
                         MANAGER              PORTFOLIO MANAGER       PORTFOLIO MANAGER
NAME OF           ---------------------   -----------------------   ----------------------
PORTFOLIO                      TOTAL                    TOTAL                     TOTAL
MANAGER           NUMBER      ASSETS      NUMBER       ASSETS        NUMBER      ASSETS
---------------   ------   ------------   ------   --------------   -------   ------------
Mark Jurish         4       $33 million     15      $556 million       1       $96 million
Kenneth Stemme      4       $33 million     15      $556 million       1       $96 million
Kevin Mirabile*     4       $33 million     15      $556 million       1       $96 million

*    Mr. Mirabile assumed his role on the Investment Committee on January 16,
     2009.

                                                                POOLED INVESTMENT VEHICLES                OTHER ACCOUNTS
                     REGISTERED INVESTMENT COMPANIES                  MANAGED BY THE                      MANAGED BY THE
                     MANAGED BY THE PORTFOLIO MANAGER               PORTFOLIO MANAGER                    PORTFOLIO MANAGER
                  -------------------------------------   -------------------------------------   ----------------------------------
                                                                                                                        TOTAL ASSETS
NAME OF              NUMBER WITH      TOTAL ASSETS WITH      NUMBER WITH      TOTAL ASSETS WITH      NUMBER WITH           WITH
PORTFOLIO         PERFORMANCE-BASED   PERFORMANCE-BASED   PERFORMANCE-BASED   PERFORMANCE-BASED   PERFORMANCE-BASED    PERFORMANCE-
MANAGER                FEES                 FEES                FEES                 FEES                FEES            BASED FEES
---------------   -----------------   -----------------   -----------------   -----------------   -----------------   --------------
Mark Jurish               0                  $0                  3               $110 million             0                 $0
Kenneth Stemme            0                  $0                  3               $110 million             0                 $0
Kevin Mirabile*           0                  $0                  3               $110 million             0                 $0

*    Mr. Mirabile assumed his role on the Investment Committee on January 16,
     2009.

Investment decisions at the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk and strategy, and to review forthcoming investment decisions.

Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(A)(3) COMPENSATION

Compensation for the Portfolio Managers is a combination of a fixed salary and a bonus. The bonus paid to a Portfolio Manager for any year may be made with reference, in part, to the performance of the Fund or the Master Fund or any other fund or account managed by the Adviser during such year. The amount of salary and bonus paid to the Portfolio Managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the Portfolio Managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus, without any contribution from the Adviser, into a tax-qualified retirement plan.

(A)(4) FUND OWNERSHIP

The following table sets forth the dollar range of Units beneficially owned by the Portfolio Managers as of the date of this Prospectus.

Portfolio Manager   Dollar Range
-----------------   ------------
Mark Jurish             None
Kenneth Stemme          None
Kevin Mirabile          None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Old Mutual Absolute Return Institutional
                                        Fund, L.L.C.


By (Signature and Title)*               /s/ Matthew Appelstein
                                        ----------------------------------------
                                        Matthew Appelstein
                                        President & Chief Executive Officer

Date: June 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Matthew Appelstein
                                        ----------------------------------------
                                        Matthew Appelstein
                                        President & Chief Executive Officer

Date: June 9, 2009


By (Signature and Title)*               /s/ Ross Weissman
                                        ----------------------------------------
                                        Ross Weissman
                                        Treasurer & Chief Financial Officer

Date: June 9, 2009

* Print the name and title of each signing officer under his or her signature.